UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

Press Ganey Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1) Title of each class of securities to which transaction applies:

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Filed by Press Ganey Holdings, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Press Ganey Holdings, Inc.

Commission File No.: 001-37398

The following is a copy of an email with a list of Frequently Asked Questions sent by Press Ganey Holdings, Inc. to its employees on August 11, 2016.

Press Ganey Team Members:

In Tuesday’s email announcing that Press Ganey has entered into a merger agreement with EQT, Pat indicated that executive management would be sharing an FAQ document to address common employee questions.

The attached FAQ document contains answers to general questions about the merger agreement as well as guidelines for communicating with anyone outside of Press Ganey. The FAQ also references a client email communication that was sent yesterday by Pat to all Press Ganey clients. A copy of that email is attached.

In the coming days, we will establish a page on PGnet where these documents will reside and can be accessed along with other updated information as it becomes available.

In the meantime, if you have any additional questions please contact Patti Cmielewski at pcmielewski@pressganey.com, Gregg DiPietro at gregg.dipietro@pressganey.com, or the Legal Department at legal@pressganey.com.

Best regards,

Devin

Devin J. Anderson

General Counsel and Corporate Secretary

Press Ganey Associates, Inc.
Phone: 781.640.7686
devin.anderson@pressganey.com
pressganey.com

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Press Ganey and an affiliate of EQT. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between Press Ganey and Emerald BidCo, Inc.  Press Ganey expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed merger. The definitive proxy statement will be sent or given to the stockholders of Press Ganey and will contain important information about the proposed transaction and related matters. INVESTORS OF PRESS GANEY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PRESS GANEY, EMERALD TOPCO, INC., EMERALD BIDCO, INC. AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Press Ganey with the SEC at the SEC’s website at www.sec.gov, at Press Ganey’s website at www.pressganey.com or by sending a written request to Press Ganey at 401 Edgewater Place, Suite 500, Wakefield, Massachusetts 01880, Attention: General Counsel and Corporate Secretary.

Participants in the Solicitation

Press Ganey and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Press Ganey’s stockholders in connection with the proposed merger will be set forth in Press Ganey’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

Certain statements contained in this document may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Press Ganey undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) Press Ganey may be unable to obtain stockholder approval as required for the transaction; (2) conditions to the closing of the transaction may not be satisfied and required regulatory approvals may not be obtained; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the business of Press Ganey may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) Press Ganey may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; (9) the failure by Emerald BidCo, Inc. to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the transaction; and (10) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, Press Ganey’s stockholders will cease to have any equity interest in Press Ganey and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of Press Ganey are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Press Ganey Employee FAQ

General Questions:

Q: What was announced and what does it mean?

A: On August 9, 2016, Press Ganey announced that it has entered into a definitive agreement to be acquired by EQT, a leading international private equity firm with a demonstrated commitment to supporting market leading health care businesses. This means that if the transaction closes, Press Ganey will become one of EQT’s portfolio companies. We will remain a standalone independent company, but, following the closing, will be privately owned by EQT.

Q: Who is EQT?

A: EQT is a leading global private equity firm with approximately EUR 30 billion in raised capital. EQT has portfolio companies in Europe, Asia and the US with total sales of more than EUR 15 billion and circa 100,000 employees. EQT works with portfolio companies to achieve sustainable growth, operational excellence and market leadership.

Q: Is this good for Press Ganey and its clients?

A: This is good news for Press Ganey and our clients. EQT is investing in Press Ganey because of our incredible mission to reduce caregiver and patient suffering, as well as our very committed associates who fulfill this mission every day. We believe that this partnership with EQT will benefit our associates and clients by enabling Press Ganey to accelerate our investment in product innovation and acquisitions to advance patient-centered care and improve the overall safety, quality and experience of care.

Q: When will the transaction be final?

A: There will be many more steps in the process of completing the transaction, and we expect to close in Q4 2016. We are committed to maintaining open communications with all associates and will share additional information as it becomes available.

Q: What does this mean for our clients?

A: There will be no change whatsoever for clients. It is business as usual. We remain deeply committed to supporting our clients without disruption. On August 10, 2016, we sent a post-merger announcement communication to all of our clients providing further clarification on the merger and assuring them that the management team, their points of contact, and our agreements and working relationships with them will not be affected. This communication, sent by Pat Ryan, is attached.

Q: Will this change the way we sell our solutions?

A: No. It is business as usual. We will continue to operate, support, market and sell in the same manner in which we have previously.

Q: Will this affect our corporate priorities/roadmap?

A: No. We remain committed to delivering on our strategic product roadmap and current and future client commitments.

Q: Does this help our competitive position?

A: Our continued independence and partnership with EQT should allow us to accelerate our investment in product innovation and acquisitions to support our continued growth. We will continue to drive the industry dialogue and set the agenda for health care organizations to deliver patient-centered care and improve the safety, quality, and experience of care.

Q: Will there be management changes as a result of the transaction?

A: There are no planned management changes and EQT is investing in the organization because of both our mission and our team.

Communicating Outside of Press Ganey:

It’s important to understand your responsibility as a Press Ganey associate with regard to internal and external communications. If you are unsure or have any questions, please contact Patti Cmielewski at  pcmielewski@pressganey.com, Gregg DiPietro at gregg.dipietro@pressganey.com, or the Legal Department at legal@pressganey.com.

Q: What can I say to clients / partners / prospects about the acquisition?

A: There are stringent SEC communication regulations in place that require written communications about the acquisition to be publicly filed with the SEC. It’s okay for you to share the press release and Pat’s attached client communication with clients. Please note that these communications contain required disclosures and cannot be altered in any way.

Q: What if a client / prospect wants more details?

A: We do not have any additional information about the announcement to share at this time. After the transaction closes, which is expected in Q4 2016, we will have additional information. You should elevate any client concerns or questions that may affect the retention of our clients to your manager to determine whether we require executive outreach.

Q: May I send an email to the accounts I cover? May I email my prospects?

A: Clients have all received an email from Pat. If for some reason, the client did not receive the email, you can forward the original email which must be sent in its entirety, with all legal disclosures contained in that email included. You can also direct clients to the press release.

Q: May I talk to my co-workers, family and friends?

A: Yes. This is exciting news! Again, any information that has been shared publicly is okay to share. Please refer to the press release and the letter from Pat to clients for speaking points.

Q: May I communicate this news via social media or comment on this news via my social channels?

A: We have a vibrant social community and there will be lots of interest and chatter about the news. Remember under no circumstances can you communicate socially on behalf of Press Ganey or in such a way that appears you are communicating as an employee of Press Ganey about the transaction. Press Ganey has only a handful of designated spokespersons who can initiate or comment on this news. Press Ganey will not be initiating any proactive social communications until after the transaction closes in Q4 2016.

How the Proposed Transaction May Impact You

Q: How will the proposed transaction impact any shares I own in Press Ganey or equity grants I have received since Press Ganey’s IPO?

Upon the close of the transaction, all Press Ganey common stock will be cancelled and be paid in cash at the price of $40.50 per share (subject to applicable tax withholding). All stock options will vest and be cancelled. For each stock option, you will receive cash equal to $40.50 minus the option exercise price (subject to applicable tax withholding). Each share of Press Ganey common stock granted as restricted stock will vest and be paid in cash at a price of $40.50 per share (subject to applicable tax withholding). All performance-based restricted stock will vest at 100% of target according to the applicable Press Ganey plan and be paid in cash at the price of $40.50 per vested share (subject to applicable tax withholding). We’ll provide more information on this in the next few weeks.

Q: May I continue to trade in Press Ganey common stock while the transaction is pending?

A: Generally, as long as the Trading Window is open, you can continue to trade Press Ganey common stock unless you have material non-public information or you have been notified by our Stock Administrator that you are otherwise restricted. Press Ganey’s Insider Trading Policy continues to apply, including the closed window period.  In the event you have any questions regarding our Insider Trading Policy or a prospective trade, please contact the Legal Department at legal@pressganey.com.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Press Ganey and an affiliate of EQT. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between Press Ganey and Emerald BidCo, Inc. Press Ganey expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed merger. The definitive proxy statement will be sent or given to the stockholders of Press Ganey and will contain important information about the proposed transaction and related matters. INVESTORS OF PRESS GANEY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PRESS GANEY, EMERALD TOPCO, INC., EMERALD BIDCO, INC. AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Press Ganey with the SEC at the SEC’s website at www.sec.gov, at Press Ganey’s website at www.pressganey.com or by sending a written request to Press Ganey at 401 Edgewater Place, Suite 500, Wakefield, Massachusetts 01880, Attention: General Counsel and Corporate Secretary.

Participants in the Solicitation

Press Ganey and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Press Ganey’s stockholders in connection with the proposed merger will be set forth in Press Ganey’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

Certain statements contained in this document may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,  as amended,  including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward- looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Press Ganey undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) Press Ganey may be unable to obtain stockholder approval as required for the transaction; (2) conditions to the closing of the transaction may not be satisfied and required regulatory approvals may not be obtained; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the business of Press Ganey may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) Press Ganey may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; (9) the failure by Emerald BidCo, Inc.  to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the transaction; and (10) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, Press Ganey’s stockholders will cease to have any equity interest in Press Ganey and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of Press Ganey are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Dear Colleague,

On August 9, 2016, Press Ganey announced a merger agreement with EQT, a leading international private equity firm with a demonstrated commitment to supporting market leading health care businesses. When this transaction is completed, Press Ganey will become a private company that remains committed to the mission of reducing patient and caregiver suffering. The press release we issued to announce this transaction can be accessed here.

EQT has portfolio companies in the U.S., Europe and Asia with which it partners to achieve sustainable growth, operational excellence and market leadership. We believe that this partnership with EQT will benefit our clients by enabling Press Ganey to accelerate our investment in product innovation and acquisitions that reduce patient and caregiver suffering and improve the overall safety, quality and experience of care.

We anticipate that this transaction will be completed in the fourth quarter of 2016, subject to regulatory approval and other customary closing conditions. During this period, Press Ganey will continue to operate business as usual and we will remain committed to supporting our clients without disruption.

As we move forward, the current management team at Press Ganey will continue to lead the organization through this next phase of growth in our industry. In addition, your points of contact with Press Ganey will remain the same and our agreements and working relationships with our clients will be unaffected.

The team is excited about the opportunity this transaction presents to advance patient-centered care and support the needs of our clients at the highest level.

Sincerely,

Patrick T. Ryan CEO

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Press Ganey and an affiliate of EQT. A special  stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between Press Ganey and Emerald BidCo, Inc. Press Ganey expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed merger. The definitive proxy statement will be sent or given to the stockholders of Press Ganey and will contain important information about the proposed transaction and related matters. INVESTORS OF PRESS GANEY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PRESS GANEY, EMERALD TOPCO, INC., EMERALD BIDCO, INC. AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Press Ganey with the SEC at the SEC’s website at www.sec.gov, at Press Ganey’s website at www.pressganey.com or by sending a written request to Press Ganey at 401 Edgewater Place, Suite 500, Wakefield, Massachusetts 01880, Attention: General Counsel and Corporate Secretary.

Participants in the Solicitation

Press Ganey and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Press Ganey’s stockholders in connection with the proposed merger will be set forth in Press Ganey’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

Certain statements contained in this document may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,”

“projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current belief s and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Press Ganey undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ  materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) Press Ganey may be unable to obtain stockholder approval as required for the transaction; (2) conditions to the closing of the transaction may not be satisfied and required regulatory approvals may not be obtained; (3) the transaction may involve unexpected costs, liabilities or delays; (4)   the business of Press Ganey may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) Press Ganey may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the  transaction; (9) the failure by Emerald BidCo, Inc. to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the transaction; and (10) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, Press Ganey’s stockholders will cease to have any equity interest in Press Ganey and will have no right to participate in its earnings and future growth. Additional factors that may  affect the future results of Press Ganey are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.